Exhibit 99.38

KonaRed Corporation Names
Mr. John Dawe as New CFO and
Welcomes Mr. Bill Van Dyke,
Former Chairman of the Council
for Responsible Nutrition, To
Company's Board of Directors

Koloa, HI, March 19, 2013: KonaRed Corporation (www.KonaRed.com ) (OTCBB: KRED); manufacturers of Antioxidant Juices, Organic Green Teas, Coconut Waters and On-the-Go Packets developed from extracts and powders from Hawaiian Coffee Fruit; announced today that Mr. John Dawe has become the Company's new CFO and that Mr. Bill Van Dyke has been named to the Company's Board of Directors. The announcements were made today by Mr. Shaun Roberts, CEO and President of KonaRed Corporation.

Mr. Dawe brings more than 30 years of financial, business, and executive level experience to KonaRed Corporation, having served as Treasurer, VP Finance, and CEO for various finance-related entities since 1993. His most recent endeavor at DAS Corporate Services (2002-2014) found him responsible for the creation and maintenance of accounting and reporting systems for US publicly traded companies.

Mr. Dawe succeeds Dana Roberts, who will leave to concentrate on Malie, Inc., a company she founded in 2004 that specializes in all natural luxury spa and beauty products.

Mr. Van Dyke has been the chairman and CEO of B&D Nutritional Ingredients since 2003. As the founder, Bill has been the pivotal force behind B&D’s development into a full-service, North American sales and marketing company. His sales and marketing career in the dietary supplement industry spans more than 20 years. As the Council for Responsible Nutrition’s 2000-2002 Chairman, Bill has served on numerous committees throughout his 20-year involvement with CRN. Bill has also served on the board of directors for other industry organizations.

"We are excited to have Bill Van Dyke and John Dawe on the KonaRed team, as they will bring more than two decades of financial, sales and marketing expertise to our Company," stated Mr. Roberts.

About KonaRed Corporation

KonaRed Corporation is in the business of bringing the health and wellness attributes of Hawaiian Coffee fruit to the masses. KonaRed Corporation has developed an innovative, state of the art, proprietary process that produces extracts and powders from Hawaiian Coffee Fruit which are used in its Antioxidant Juices, Organic Green Teas, Coconut Waters and On-the-Go Packets.  The company is headquartered in Koloa, Hawaii, and its products are sold in select Whole Foods, Safeway, Sprouts, Wal-Mart, 7-Eleven, and many other retail outlets throughout the US and Canada.  For Investor Relations information about the company, contact IR@KonaRed.com.  For Media Inquiries, contact PR@KonaRed.com.

Contact:
KonaRed Corporation Investor Relations
Email: IR@KonaRed.com
Website: www.KonaRed.com

Forward Looking Statements: Statements in this document contain certain forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of KonaRed to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. KonaRed assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as “Risk Factors” in our filings with the SEC.

There may be other factors not mentioned above or included in the Company’s SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.  You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and, except as required by applicable laws, the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and the Company’s other disclosure documents filed from time-to-time with the SEC at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com.